                                                                    EXHIBIT 23.3

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




        To Wareforce.com, Inc.:


        As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) in regards to Pacific Online Computers, Inc. for the years ended December 31, 1999 and 1998, included in or made part of this Form S-1 Registration Statement.


        We also consent to the reference to us under the caption "Experts" in the Prospectus.


                                       /s/ STONEFIELD JOSEPHSON, INC.

                                       CERTIFIED PUBLIC ACCOUNTANTS



Santa Monica, California
January 12, 2001